UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 14, 2011
Date of Report (date of earliest event reported)
Copart, Inc.
(Exact name of registrant as specified in its charter)
California	0-23255	94-2867490
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification Number)
4665 Business Center Drive Fairfield, California 94534
(Address of principal executive offices)
(707) 639-5000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 14, 2011, the Compensation Committee of our Board of Directors approved the payment of various cash bonuses for the fiscal year ended July 31, 2011.  Following is a summary of the payments made to our principal financial officer and other named executive officers (determined by reference to our proxy statement, dated November 13, 2010):

Name	Cash Bonus Amount
Vincent W. Mitz	$500,000
William E. Franklin	$319,385
Russell D. Lowy	$207,551

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2011

COPART, INC.

By:

/s/ Paul A. Styer

Paul A. Styer

Senior Vice President, General Counsel

and Secretary